PROXY
CROWN ENERGY CORPORATION
215 South State Street, Suite 550, Salt Lake City, UT  84111
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The Undersigned stockholder of CROWN ENERGY CORPORATION (the "Company") hereby appoints JAMES A. MIDDLETON and the Corporate Secretary of Crown Energy Corporation as proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of the Company at the annual meeting of stockholders of the Company to be held on Tuesday, October 21, 1997, at 2:30 p.m., Mountain Standard Time, in Salon I of the Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directors indicated below.

PROPOSAL 1 -- Election of Directors:
  (__) FOR all four nominees listed below.
  (__) WITHHOLD AUTHORITY to vote for all four nominees for director listed below.
     (__) FOR all four nominees for director listed below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is
     (are) lined through.
         Nominees: James A. Middleton, Jay Mealey, Thomas W. Bachtell, Richard S. Rawdin

PROPOSAL 2 -- Appointment of Pritchett, Siler and Hardy as the Independent Accountants for the Corporation.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROPOSAL 3 -- Approval of Crown Energy Long-Term Equity-Based Incentive Compensation Plan.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROPOSAL 4 -- Approval of Transfer of Tar Sands Reserves and Related Technology to a Joint Venture with MCN Investment Corporation.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN


PROXY
CROWN ENERGY CORPORATION
215 South State Street, Suite 550, Salt Lake City, UT  84111
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The Undersigned stockholder of CROWN ENERGY CORPORATION (the "Company") hereby appoints JAMES A. MIDDLETON and the Corporate Secretary of Crown Energy Corporation as proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of the Company at the annual meeting of stockholders of the Company to be held on Tuesday, October 21, 1997, at 2:30 p.m., Mountain Standard Time, in Salon I of the Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directors indicated below.

PROPOSAL 1 -- Election of Directors:
  (__) FOR all four nominees listed below.
  (__) WITHHOLD AUTHORITY to vote for all four nominees for director listed below.
     (__) FOR all four nominees for director listed below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is
     (are) lined through.
         Nominees: James A. Middleton, Jay Mealey, Thomas W. Bachtell, Richard S. Rawdin

PROPOSAL 2 -- Appointment of Pritchett, Siler and Hardy as the Independent Accountants for the Corporation.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROPOSAL 3 -- Approval of Crown Energy Long-Term Equity-Based Incentive Compensation Plan.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROPOSAL 4 -- Approval of Transfer of Tar Sands Reserves and Related Technology to a Joint Venture with MCN Investment Corporation.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN


PROXY
CROWN ENERGY CORPORATION
215 South State Street, Suite 550, Salt Lake City, UT  84111

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The Undersigned stockholder of CROWN ENERGY CORPORATION (the "Company") hereby appoints JAMES A. MIDDLETON and the Corporate Secretary of Crown Energy Corporation as proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of the Company at the annual meeting of stockholders of the Company to be held on Tuesday, October 21, 1997, at 2:30 p.m., Mountain Standard Time, in Salon I of the Doubletree Hotel, 255 South West Temple, Salt Lake City, Utah, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directors indicated below.

PROPOSAL 1 -- Election of Directors:
  (__) FOR all four nominees listed below.
  (__) WITHHOLD AUTHORITY to vote for all four nominees for director listed below.
     (__) FOR all four nominees for director listed below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is
     (are) lined through.
         Nominees: James A. Middleton, Jay Mealey, Thomas W. Bachtell, Richard S. Rawdin

PROPOSAL 2 -- Appointment of Pritchett, Siler and Hardy as the Independent Accountants for the Corporation.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROPOSAL 3 -- Approval of Crown Energy Long-Term Equity-Based Incentive Compensation Plan.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROPOSAL 4 -- Approval of Transfer of Tar Sands Reserves and Related Technology to a Joint Venture with MCN Investment Corporation.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, the Proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors and "FOR" all other proposals. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

   THE  UNDERSIGNED  HEREBY ACKNOWLEDGES RECEIPT OF  THE  NOTICE  OF
ANNUAL MEETING, THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH AND THE ANNUAL REPORT AND HEREBY RATIFIES ALL THAT THE SAID DIRECTORS AND PROXIES MAY DO BY VIRTUE HEREOF.

                                 Dated:                  , 1997
                                                   (Complete Date)



                                         (Stockholder's Signature)



                                         (Stockholder's Signature)


                                        NOTE:  Please mark, date and
                                     sign   this  proxy   card   and
                                     return  it  to the  address  on
                                     the  reverse side of this card.
                                     Please   sign  as   your   name
                                     appears   on  the  label.    If
                                     shares  are registered in  more
                                     than   one  name,  all   owners
                                     should sign.  If signing  in  a
                                     fiduciary   or   representative
                                     capacity,   please  give   full
                                     title  and  attach evidence  of
                                     authority.         Corporations
                                     please    sign    with     full
                                     corporate   name  by   a   duly
                                     authorized  officer  and  affix
                                     corporate seal.


   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, the Proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors and "FOR" all other proposals. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

   THE  UNDERSIGNED  HEREBY ACKNOWLEDGES RECEIPT OF  THE  NOTICE  OF
ANNUAL MEETING, THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH AND THE ANNUAL REPORT AND HEREBY RATIFIES ALL THAT THE SAID DIRECTORS AND PROXIES MAY DO BY VIRTUE HEREOF.



                                 Dated:                  , 1997
                                                   (Complete Date)



                                         (Stockholder's Signature)



                                         (Stockholder's Signature)


                                        NOTE:  Please mark, date and
                                     sign   this  proxy   card   and
                                     return  it  to the  address  on
                                     the  reverse side of this card.
                                     Please   sign  as   your   name
                                     appears   on  the  label.    If
                                     shares  are registered in  more
                                     than   one  name,  all   owners
                                     should sign.  If signing  in  a
                                     fiduciary   or   representative
                                     capacity,   please  give   full
                                     title  and  attach evidence  of
                                     authority.         Corporations
                                     please    sign    with     full
                                     corporate   name  by   a   duly
                                     authorized  officer  and  affix
                                     corporate seal.


   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, the Proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors and "FOR" all other proposals. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

   THE  UNDERSIGNED  HEREBY ACKNOWLEDGES RECEIPT OF  THE  NOTICE  OF
ANNUAL MEETING, THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH AND THE ANNUAL REPORT AND HEREBY RATIFIES ALL THAT THE SAID DIRECTORS AND PROXIES MAY DO BY VIRTUE HEREOF.



                                 Dated:                  , 1997
                                                   (Complete Date)



                                         (Stockholder's Signature)



                                         (Stockholder's Signature)

                                        NOTE:  Please mark, date and
                                     sign   this  proxy   card   and
                                     return  it  to the  address  on
                                     the  reverse side of this card.
                                     Please   sign  as   your   name
                                     appears   on  the  label.    If
                                     shares  are registered in  more
                                     than   one  name,  all   owners
                                     should sign.  If signing  in  a
                                     fiduciary   or   representative
                                     capacity,   please  give   full
                                     title  and  attach evidence  of
                                     authority.         Corporations
                                     please    sign    with     full
                                     corporate   name  by   a   duly
                                     authorized  officer  and  affix
                                     corporate seal.